UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 24, 2008, we, through G&E Healthcare REIT 5995 Plaza Drive, LLC, G&E Healthcare REIT Academy, LLC, G&E Healthcare REIT Epler Parke Building B, LLC, G&E Healthcare REIT Nutfield Professional Center, LLC and G&E Healthcare REIT Medical Portfolio 2, LLC, our subsidiaries, entered into a secured loan, or the Wachovia Pool, with Wachovia Financial Services, Inc., or Wachovia Financial. The Wachovia Pool is evidenced by a Loan Agreement, or the Wachovia agreement, and a Promissory Note in the principal amount of $50,321,500, or the Wachovia note. The Wachovia note is secured by a Deed of Trust, Assignment, Security Agreement and Fixture Filing on each of our 5995 Plaza Drive property located in Cypress, California, our Academy Medical Center property located in Tucson, Arizona, and our 1722 Ninth Street property (further described below in Item 8.01) located in Wichita Falls, Texas, and a Mortgage, Assignment, Security Agreement and Fixture Filing on our Epler Parke Building B property located in Indianapolis, Indiana and our Nutfield Professional Center property located in Derry, New Hampshire, or collectively the Wachovia mortgages. The Wachovia note is also secured by a Repayment Guaranty by which we unconditionally and irrevocably guarantee full and prompt payment of the principal sum of the Wachovia note in accordance with its terms when due and any and all sums owing under any swap contract.

The Wachovia Pool matures on June 30, 2011, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.25% of the total outstanding principal plus undisbursed loan proceeds. The Wachovia Pool provides for monthly interest-only payments, due on the first day of each calendar month, from July 1, 2008 to June 30, 2009. Commencing July 1, 2009, the Wachovia Pool provides for monthly principal and interest payments due on the first day of each month. The Wachovia Pool bears interest at a per annum rate equal to 30-day LIBOR plus 2.15%, however in no event shall the interest rate at any time be less than 4.65% per annum. If any monthly installment that is due is not received by Wachovia Financial on or before the 15th day of each month, the Wachovia Pool provides for a late charge equal to 4.0% of each payment past due. In the event of a default, the Wachovia Pool also provides for a default interest rate of 4.0% per annum plus the LIBOR Rate. The Wachovia Pool may be prepaid in whole or in part, subject to our paying any breakage amounts, as defined in the Wachovia agreement. The Wachovia Pool documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Wachovia Pool are qualified in their entirety by the terms of the Wachovia agreement, Wachovia note, Wachovia mortgages, Repayment Guaranty and Environmental Indemnity Agreements attached hereto as Exhibits 10.1 through 10.13 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 27, 2008, we issued a press release announcing our acquisition of Academy Medical Center. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On June 24, 2008, we acquired the 1722 Ninth Street property, a medical office building located in Wichita Falls, Texas that is part of Medical Portfolio 2, from Peachy Falls, L.P., an unaffiliated third party, for a total purchase price of $7,200,000, plus closing costs. Medical Portfolio 2 is a five building portfolio located in Missouri and Texas, which we are acquiring for a total purchase price of $44,800,000 and which will have subsequent closings to follow. We financed the purchase price of the 1722 Ninth Street property with $4,554,000 in borrowings under the Wachovia Pool and the remaining balance from funds raised through our initial public offering. An acquisition fee of $216,000, or 3% of the purchase price of the 1722 Ninth Street property, was paid to our advisor and its affiliate.

On June 26, 2008, we acquired Academy Medical Center from Brooklyn Properties, LLC, an unaffiliated third party, for a purchase price of $8,100,000, plus closing costs. As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle Bank National Association and KeyBank National Association, or the LaSalle line of credit. We initially financed the purchase price of Academy Medical Center from borrowings under the LaSalle line of credit. On June 27, 2008, in connection with the Deed of Trust, Assignment, Security Agreement and Fixture Filing on Academy Medical Center (as described in Item 2.03 above) we delivered to Wachovia Financial, and we received approximately $5,016,000, excluding amounts for applicable closing costs, from Wachovia Financial. An acquisition fee of $243,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Loan Agreement by and among G&E Healthcare REIT 5995 Plaza Drive, LLC, G&E Healthcare REIT Academy, LLC, G&E Healthcare REIT Epler Parke Building B, LLC, G&E Healthcare REIT Nutfield Professional Center, LLC and G&E Healthcare REIT Medical Portfolio 2, LLC and Wachovia Financial Services, Inc., dated June 24, 2008

10.2 Promissory Note by G&E Healthcare REIT 5995 Plaza Drive, LLC, G&E Healthcare REIT Academy, LLC, G&E Healthcare REIT Epler Parke Building B, LLC, G&E Healthcare REIT Nutfield Professional Center, LLC and G&E Healthcare REIT Medical Portfolio 2, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.3 Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT 5995 Plaza Drive, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.4 Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Academy, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008 and delivered June 26, 2008

10.5 Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Medical Portfolio 2, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.6 Mortgage, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Epler Parke Building B, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.7 Mortgage, Assignment, Security Agreement and Fixture Filing (Overland Park) by G&E Healthcare REIT Nutfield Professional Center, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.8 Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Financial Services, Inc., dated June 24, 2008

10.9 Environmental Indemnity Agreement by G&E Healthcare REIT 5995 Plaza drive, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008

10.10 Environmental Indemnity Agreement by G&E Healthcare REIT Academy, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008

10.11 Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 2, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008

10.12 Environmental Indemnity Agreement by G&E Healthcare REIT Epler Parke Building B, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008

10.13 Environmental Indemnity Agreement by G&E Healthcare REIT Nutfield Professional Center, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated June 27, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

June 27, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement by and among G&E Healthcare REIT 5995 Plaza Drive, LLC, G&E Healthcare REIT Academy, LLC, G&E Healthcare REIT Epler Parke Building B, LLC, G&E Healthcare REIT Nutfield Professional Center, LLC and G&E Healthcare REIT Medical Portfolio 2, LLC and Wachovia Financial Services, Inc., dated June 24, 2008
10.2	Promissory Note by G&E Healthcare REIT 5995 Plaza Drive, LLC, G&E Healthcare REIT Academy, LLC, G&E Healthcare REIT Epler Parke Building B, LLC, G&E Healthcare REIT Nutfield Professional Center, LLC and G&E Healthcare REIT Medical Portfolio 2, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.3	Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT 5995 Plaza Drive, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.4	Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Academy, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008 and delivered June 26, 2008
10.5	Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Medical Portfolio 2, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.6	Mortgage, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT Epler Parke Building B, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.7	Mortgage, Assignment, Security Agreement and Fixture Filing (Overland Park) by G&E Healthcare REIT Nutfield Professional Center, LLC in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.8	Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Financial Services, Inc., dated June 24, 2008
10.9	Environmental Indemnity Agreement by G&E Healthcare REIT 5995 Plaza drive, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008
10.10	Environmental Indemnity Agreement by G&E Healthcare REIT Academy, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008
10.11	Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 2, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008
10.12	Environmental Indemnity Agreement by G&E Healthcare REIT Epler Parke Building B, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008
10.13	Environmental Indemnity Agreement by G&E Healthcare REIT Nutfield Professional Center, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Financial Services, Inc., dated June 24, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated June 27, 2008